UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Gain Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices, including zip code)

(301) 500-1556

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	GANX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 1, 2026, Gain Therapeutics, Inc. (the “Company”) issued a press release announcing the presentation of a poster at the International Congress of Parkinson’s Disease and Movement Disorders, being held October 4-8, 2026, in Seoul, Korea. The poster outlines long-term open-label extension (“OLE”) data from the Phase 1b clinical study of rexaceract showing stabilization of Movement Disorder Society-Sponsored Revision of the Unified Parkinson’s Disease Rating Scale (“MDS-UPDRS”) scores over 360 days (12 months) of dosing, supporting the disease-modifying potential in Parkinson’s disease (“PD”). The data, which includes safety, tolerability, and clinical scores from the Phase 1b nine-month study extension support continued development of rexaceract for PD.

As of August 31, 2026, 12 of the 13 evaluable patients have completed the full 12-month administration of rexaceract in the open-label extension, with one additional participant scheduled to complete dosing in November 2026. In the 12 evaluable participants, MDS-UPDRS motor scores were stable over the 12-month study period with rexaceract, demonstrating no clinically meaningful progression of motor symptoms on the MDS-UPDRS Parts II and III. A clinically meaningful change in PD disease progression is generally accepted to be an increase in MDS-UPDRS Part II and III together of approximately 6 points over a year, which also is the mean annual rate of disease progression among individuals with early PD. Part II of the MDS-UPDRS is patient-reported motor aspects of experiences of daily living and assesses the impact of PD on activities such as eating, dressing, walking, and other everyday functions. Part III is a clinician-assessed motor examination, evaluating features such as tremor, rigidity, bradykinesia, speech, gait, and postural stability.

The Company expects to submit a new Phase 2 study protocol to the U.S. Food and Drug Administration (the “FDA”) in the coming weeks, informed by insights provided by the Phase 1b study results and recent discussion with potential partners, and initiate the Phase 2 clinical trial of rexaceract in people with Parkinson’s disease in the first quarter of 2027.

Additionally, participants with both high and low baseline levels of the glucocerebrosidase (“GCase”) substrate glucosylsphingosine (“GluSph”) in cerebrospinal fluid (“CSF”) show stabilization of MDS-UPDRS motor scores after 12 months and no clinically meaningful progression of motor symptoms observed on the MDS-UPDRS Parts II and III. Though participants with high baseline levels of CSF GluSph experienced a large decrease back towards levels observed in healthy individuals after 90 days of treatment along with a quicker observed response to rexaceract, both groups’ MDS-UPDRS scores remained stable to baseline through 12 months of dosing.

Elevated GluSph is a hallmark of GCase dysfunction and has been shown to increase the aggregation of alpha synuclein and to impair mitochondrial function and other intracellular processes in neurons. A reduction in GluSph in CSF after treatment with rexaceract suggests increased GCase activity in the brain, which is expected to impact the progression of Parkinson’s disease.

Preliminary long-term data suggest that rexaceract is safe and generally well tolerated over 12 months of dosing. No new safety signals were observed and overall, a lower incidence of treatment-emergent adverse events occurred in Part 2 of the study (nine-month open-label extension) compared with Part 1 (initial three-month administration).

Results from a Phase 1 study of rexaceract in healthy volunteers demonstrated favorable safety and tolerability, plasma and central nervous system (“CNS”) exposures in the projected therapeutic range, and target engagement with an increase in GCase activity among those receiving rexaceract at clinically relevant doses.

Rexaceract is currently being evaluated in a Phase 1b clinical trial for the treatment of PD with or without a GBA1 mutation. The primary endpoint of the trial, which enrolled participants across seven sites in Australia, is to evaluate the safety and tolerability of rexaceract after three months of dosing in people with PD. The Phase 1b study extension allowed participants to continue to be treated with rexaceract for up to a total of 12 months.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, statements regarding: the development of the Company’s current or future product candidates, including rexaceract; expectations regarding the timing of patient enrollment and the completion and timing of results from the Phase 1b clinical study for rexaceract, including any extension studies; the timing of any submissions to the FDA or other regulatory bodies and agencies; the timing of the commencement of the Phase 2 clinical study for rexaceract; the design of the Phase 2 clinical study and whether the FDA will accept a new Phase 2 protocol; the Company’s ability to enroll patients in its planned Phase 2 clinical study for rexaceract; whether results from preclinical studies and initial or interim data from early clinical trials, including open-label data, will be predictive of the final results of the clinical trials or future trials; the Company’s ability to replicate positive results from earlier preclinical studies or clinical trials in current or future clinical trials; the Company’s business development activities, strategic collaborations, licensing opportunities and financing activities; the advancement, prioritization and timing of the Company’s pipeline programs, including GT-04686; and the potential therapeutic and clinical benefits of the Company’s product candidates. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings made with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company has no obligation, and expressly disclaims any obligation, to update, revise or correct any of the forward-looking statements, whether because of new information, future events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Dated: October 1, 2026	By:	/s/ Gene Mack
Gene Mack
Chief Executive Officer